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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated July 24, 2003, in Amendment No. 1 to Registration Statement (Form S-3 No. 333-108718) and related Prospectus of Applied Films Corporation for the registration of 3,450,000 shares of common stock.


                                                /s/ Ernst & Young LLP


Denver, Colorado
September 17, 2003